EXHIBIT 17(a)
                                                                   -------------

                                                        Draft--February 20, 1996



LORD ABBETT CALIFORNIA TAX-FREE INCOME FUND, INC.

          The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT CALIFORNIA TAX-FREE INCOME FUND, INC. on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHO RECOMMEND THAT YOU AUTHORIZE THE PROXIES TO VOTE FOR THE ELECTION OF DIRECTORS AND FOR THE OTHER MATTERS SPECIFIED BELOW.

UNMARKED PROXIES WILL BE VOTED IN FAVOR OF THE ELECTION OF DIRECTORS AND FOR EACH OF THE OTHER MATTERS SPECIFIED BELOW.

     1. For [_] or against [_] or abstain from [_] the approval of the Agreement and Plan of Reorganization and the reorganization provided for therein, as described in the proxy statement and prospectus.

     2. With [_] or without [_] authority to vote for the election of directors. (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE OUT THE NOMINEE'S NAME BELOW.)

          Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

     3. For [_] or against [_] or abstain from [_] the ratification of the selection of Deloitte & Touche LLP as independent public accountants of Lord Abbett California Tax-Free Income Fund, Inc. for the fiscal year ending August 31, 1996.



ACCOUNT NUMBER                SHARES                 PROXY NUMBER

LORD ABBETT CALIFORNIA TAX-FREE INCOME FUND, INC.

                                     PLEASE FILL IN, DATE AND SIGN
                                     PROXY AND RETURN IN THE
                                     ENCLOSED ENVELOPE.

                         For information as to the voting of stock registered in more than one name, see page 2 of the proxy statement and prospectus. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

                         Date:..................................................
                         Signature(s) of Shareholder(s) as shown at left

                         .......................................................

                         .......................................................
                                         (Please read other side)

                                                       Draft-- February 20, 1996



LORD ABBETT SECURITIES TRUST-LORD ABBETT CALIFORNIA TAX-FREE
INCOME TRUST

          The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the special meeting of shareholders of LORD ABBETT SECURITIES TRUST on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WHO RECOMMEND THAT YOU AUTHORIZE THE PROXIES TO VOTE FOR THE MATTERS SPECIFIED BELOW.

UNMARKED PROXIES WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS SPECIFIED BELOW.

     1. For [_] or against [_] or abstain from [_] the approval of the Agreement and Plan of Reorganization and the reorganization provided for therein, as described in the proxy statement and prospectus.

     2. For [_] or against [_] or abstain from [_] the ratification of the selection of Deloitte & Touche LLP as independent public accountants of Lord Abbett Securities Trust for the fiscal year ending October 31, 1996.


ACCOUNT NUMBER                SHARES              PROXY NUMBER

LORD ABBETT SECURITIES TRUST-
LORD ABBETT CALIFORNIA TAX-FREE INCOME TRUST


                                        PLEASE FILL IN, DATE AND SIGN
                                        PROXY AND RETURN IN THE
                                        ENCLOSED ENVELOPE.

                         For information as to the voting of stock registered in more than one name, see page 2 of the proxy statement and prospectus. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

                         Date:..........................................
                         Signature(s) of Shareholder(s) as shown at left

                         ...............................................

                         ...............................................
                                         (Please read other side)